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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 TO THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Source-Interlink Companies, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Fierman, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Marc Fierman
                                          --------------------------------------
                                          Marc Fierman, Chief Financial Officer


* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Source-Interlink Companies, Inc. and will be retained by Source-Interlink Companies, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.